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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 28, 2000



                          Hovnanian Enterprises, Inc.
              ---------------------------------------------------
              (Exact Name of registrant specified in its charter)

             Delaware                  1-8551                  22-1851059
  ----------------------------  ------------------------   -------------------
  (State or other Jurisdiction  (Commission File Number)    (I.R.S. Employer
         Of Incorporation)                                 Identification No.)

                          10 Highway 35, P.O. Box 500
                          Red Bank, New Jersey  07701
                 ---------------------------------------------
                   (Address of principal executive offices)
                 Registrant's telephone number: (732) 747-7800
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Item 5.   Other Events.
          ------------

     On August 28, 2000, Hovnanian Enterprises, Inc. (the "Registrant") announced that it and Washington Homes, Inc. have entered into an Agreement and Plan of Merger providing, subject to the terms and conditions set forth therein, for the merger of Washington Homes, Inc. with and into a wholly owned subsidiary of the Registrant. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

         (c)     Exhibits

                 99.1      Press Release dated August 28, 2000






























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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HOVNANIAN ENTERPRISES, INC.
                                                -----------------------------
                                                        (Registrant)


                                                By: /s/ Peter S. Reinhart
                                                   --------------------------
                                                       Peter S. Reinhart
                                                       Senior Vice President
                                                       General Counsel


Date: August 28, 2000


























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                               INDEX TO EXHIBITS
                               -----------------



Exhibit Number            Exhibit
--------------            -------

99.1                      Press Release dated August 28, 2000



































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